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                                                                   EXHIBIT 99(c)


               CMS ENERGY CORPORATION AND CONSUMERS ENERGY COMPANY
                  FORWARD-LOOKING STATEMENTS CAUTIONARY FACTORS

         The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements to encourage such disclosures without the threat of litigation, providing those statements are identified as forward-looking and are accompanied by meaningful, cautionary statements identifying important factors that could cause the actual results to differ materially from those projected in the statement. Forward-looking statements give our expectations or forecasts of future events. You can identify these statements by the fact that they do not relate strictly to historical or current facts. Forward-looking statements have been and will be made in our written documents (such as press releases, visual presentations, and securities disclosure documents) and oral presentations (such as analyst conference calls). Such statements are based on management's beliefs as well as assumptions made by and information currently available to management. When used in our documents or oral presentations, the words "anticipate", "believe", "estimate", "expect", "forecast", "intend", "objective", "plan", "possible", "potential", "project" and variations of such words and similar expressions are intended to identify forward-looking statements that involve risk and uncertainty.

         Any or all of our forward-looking statements in oral or written statements or in other publications may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining our actual future results. Consequently, no forward-looking statement can be guaranteed.

         In addition to any assumptions and other factors referred to specifically in connection with such forward-looking statements, factors that could cause our actual results to differ materially from those contemplated in any forward-looking statements include, among others, the following: ability to sell assets in accordance with our plans; ability to achieve operating synergies and revenue enhancements; capital and financial market conditions, including current price of our common stock, interest rates and availability of financing; market perceptions of the energy industry, our company, or any of our subsidiaries; our, or any of our subsidiaries', securities ratings; currency exchange controls; factors affecting utility and diversified energy operations such as unusual weather conditions, catastrophic weather-related damage, unscheduled generation outages, maintenance or repairs, unanticipated changes to fossil fuel, nuclear fuel or gas supply costs or availability due to higher demand, shortages, transportation problems or other developments; environmental incidents; electric transmission or gas pipeline system constraints; international, national, regional and local economic, competitive and regulatory conditions and developments, particularly the trade, monetary, fiscal, taxation and environmental policies of governments, agencies and similar organizations in geographic areas where we have a financial interest; adverse regulatory or legal decisions, including environmental laws and regulations; pace, implementation and provisions for deregulation of the natural gas and electric industries whether by legislative or regulatory action, particularly the ability of our utility business to purchase gas at prices below that allowed in its rates due to frozen power supply cost recovery, the extension of the direct access pilot program to all our gas utility business customers, the ability of our electric utility business to recover its current investment in generating facilities and the cost of purchased power, the number of customers that will elect other power suppliers when customer choice becomes available to them, former customers generating their own power and new pricing structures; federal regulation of electric sales and transmission of electricity that grants independent power producers and electricity



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marketers "direct access" to the interstate electric transmission systems owned by electric utilities creating opportunity for competitors to market electricity to our wholesale customers; energy markets, including the timing and extent of unanticipated changes in commodity prices for oil, coal, natural gas, natural gas liquids, electricity and certain related products due to higher demand, shortages, transportation problems or other developments; the timing and success of business development efforts, including significant sums of money spent for international development start-up and obtaining finance is at risk until all elements of the project development are successfully finalized, international projects may be expropriated, required agreements, licenses, permits and other approvals may be changed or terminated in violation of their terms, or newer or higher taxes may be imposed upon the project, the local foreign currency may be devalued or the conversion of the currency may be restricted or prohibited or other actions may be taken which adversely affect the value and the recovery of the investment such as taxes, royalties, or import duties being increased, and adverse financial, operating, management, or other issues with project partners; the increased competition caused by Federal Energy Regulatory Commission approval of new pipeline and pipeline expansion projects that transport large additional volumes of natural gas to the Midwest from Canada which could reduce volumes of gas transported by our natural gas transmission businesses or cause them to lower rates in order to meet competition; potential disruption, expropriation or interruption of facilities or operations due to accidents or political events; nuclear power performance, policies, procedures, incidents, and regulation, including spent nuclear fuel storage availability; technological developments in energy production, delivery and usage that may result in competitive disadvantages and create the potential for impairment of existing assets; financial or regulatory accounting principles or policies imposed by the Financial Accounting Standards Board, the Securities and Exchange Commission, the Federal Energy Regulatory Commission, the Michigan Public Service Commission and similar entities with regulatory oversight; cost and other effects of legal and administrative proceedings, settlements, investigations and claims; certain project investments made by our subsidiaries consist of minority interests, and some future investments may take the form of minority interests, which limits our ability to control the development or operation of the project; other uncertainties, all of which are difficult to predict and many of which are beyond our control; other business or investment considerations that may be disclosed from time to time in CMS Energy's Securities and Exchange Commission filings or in other publicly disseminated written documents.

         CMS Energy and its affiliates undertake no obligation to update or revise any forward- looking statements, whether as a result of new information, future events or otherwise. The foregoing review of factors pursuant to the Private Securities Litigation Reform Act should not be construed as exhaustive or as any admission regarding the adequacy of our disclosures prior to the effective date of the Act. Certain risk factors are detailed from time to time in our various public filings. You are advised, however to consult any further disclosures we make on related subjects in our reports to the Securities and Exchange Commission. In particular, you should read the discussion in the section entitled "Forward-Looking Statements" in our most recent Form 10-K report to the Securities and Exchange Commission, as it may be updated in our subsequent Form 10-Q or Form 8-K reports.